UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 16, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                   01-13612               02-0398678
 ----------------------------       -----------           ----------------
 (State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On November 16, 2006, Congoleum Corporation (the "Company"), Congoleum Fiscal, Inc. and Congoleum Sales, Inc. (collectively, the "Debtors") filed a notice (the "Notice") with the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"). The Notice stated that, as of November 16, 2006, the Debtors and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (the "Lender") have agreed in principle to the form of Amendment No. 6 to Ratification and Amendment Agreement and Amendment No. 8 to Loan and Security Agreement (the "Sixth Amendment") to amend the Loan Agreement (as defined in the Sixth Amendment) to (i) decrease the interest rate on outstanding loans and extensions of credit; (ii) increase the availability of the Borrowing Base by decreasing certain reserves; and (iii) extend the maturity date of the facility to the earlier of (a) the Effective Date (as defined in the Plan) of the Debtors' Eleventh Modified Joint Plan of Reorganization ("Plan") or any subsequent plan of reorganization, following confirmation of the Plan or any successor plan by the Bankruptcy Court or (b) June 30, 2007. In consideration therefor, the Company will pay the Lender a fee of $100,000. The Sixth Amendment will be executed and become effective on November 27, 2006 if no objections are filed thereto.

      A copy of the Notice, which includes a copy of the form of the Sixth Amendment and a copy of the projections that were supplied by the Debtors to the Lender, is filed as Exhibit 99.1 hereto. Such projections, to the extent they predict, indicate or evaluate the likelihood of particular outcomes, should be regarded as consisting of "forward-looking statements" and are expressly qualified in their entirety by the cautionary statements regarding forward-looking statements contained in the Company's annual report on Form 10-K for the year ended December 31, 2005 and subsequent filings made by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. In addition, such projections are based upon numerous assumptions regarding future events, developments and uncertainties, and no assurance can be given that any future results discussed in such projections will be achieved. By their nature, the assumptions that such projections are based upon are subject to risks, uncertainties and other factors that will likely cause actual results to differ materially.

Item 9.01 Financial Statements and Exhibits

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EXHIBIT NO.                               DESCRIPTION
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    99.1      Notice of Non-Material Modification to Ratification and Amendment
              Agreement Between Debtors-in-Possession and Congress Financial Corporation.
--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2006             Congoleum Corporation

                                    By: /s/ Howard N. Feist III
                                        -------------------------
                                    Name: Howard N. Feist III
                                    Title: Chief Financial Officer


                                  Exhibit Index

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  EXHIBIT NO.                              DESCRIPTION
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      99.1      Notice of Non-Material Modification to Ratification and
                Amendment Agreement Between Debtors-in-Possession and Congress Financial Corporation.
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